                                                                  Exhibit (a)(2)
                                 TNE FUNDS TRUST

                Amendment No. 1 to Second Amended and Restated
                       Agreement and Declaration of Trust


      The undersigned, being a majority of the trustees of TNE Funds Trust (the "Trust"), having determined it to be consistent with the fair and equitable treatment of all shareholders of the Trust, hereby amend the Trust's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") as follows:

      The first two sentences of Section 6 of Article III of the Declaration of Trust are amended to read in their entirety as follows:

            Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated: (1) TNE Massachusetts Tax Free Income Fund, (2) TNE High Income Fund, (3) TNE Limited Term U.S. Government Fund (formerly named TNE Premium Income Fund), (4) TNE Adjustable Rate U.S. Government Fund, (5) TNE Growth Opportunities Fund, (6) TNE Intermediate Term Tax Free Fund of California and (7) TNE Intermediate Term Tax Free Fund of New York; and the following Series shall be, and hereby are, designated Multi-Class Series: TNE Intermediate Term Tax Free Fund of California and TNE Intermediate Term Tax Free Fund of New York.

      The foregoing amendment shall become effective as of May 1, 1993.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns.


/s/ Kenneth J. Cowan                      Date: March 11, 1993
------------------------------------           -------------------------
Kenneth J. Cowan


                                          Date:
------------------------------------           -------------------------
Joseph M. Hinchey

                                          Date:
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


                                          Date:
------------------------------------           -------------------------
Henry L.P. Schmelzer


                                          Date:
------------------------------------           -------------------------
John A. Shane


                                          Date:
------------------------------------           -------------------------
Peter S. Voss


                                          Date:
------------------------------------           -------------------------
Pendleton P. White

                                 TNE FUNDS TRUST

                Amendment No. 1 to Second Amended and Restated
                       Agreement and Declaration of Trust


      The undersigned, being a majority of the trustees of TNE Funds Trust (the "Trust"), having determined it to be consistent with the fair and equitable treatment of all shareholders of the Trust, hereby amend the Trust's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") as follows:

      The first two sentences of Section 6 of Article III of the Declaration of Trust are amended to read in their entirety as follows:

            Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated: (1) TNE Massachusetts Tax Free Income Fund, (2) TNE High Income Fund, (3) TNE Limited Term U.S. Government Fund (formerly named TNE Premium Income Fund), (4) TNE Adjustable Rate U.S. Government Fund, (5) TNE Growth Opportunities Fund, (6) TNE Intermediate Term Tax Free Fund of California and (7) TNE Intermediate Term Tax Free Fund of New York; and the following Series shall be, and hereby are, designated Multi-Class Series: TNE Intermediate Term Tax Free Fund of California and TNE Intermediate Term Tax Free Fund of New York.

      The foregoing amendment shall become effective as of May 1, 1993.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns.


                                          Date:
------------------------------------           -------------------------
Kenneth J. Cowan


/s/ Joseph M. Hinchey                     Date: March 11, 1993
------------------------------------           -------------------------
Joseph M. Hinchey

/s/ Richard S. Humphrey, Jr.              Date: March 11, 1993
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


                                          Date:
------------------------------------           -------------------------
Henry L.P. Schmelzer


                                          Date:
------------------------------------           -------------------------
John A. Shane


                                          Date:
------------------------------------           -------------------------
Peter S. Voss


                                          Date:
------------------------------------           -------------------------
Pendleton P. White

                                          Date:
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


/s/ Henry L.P. Schmelzer                  Date: March 11, 1993
------------------------------------           -------------------------
Henry L.P. Schmelzer


                                          Date:
------------------------------------           -------------------------
John A. Shane


                                          Date:
------------------------------------           -------------------------
Peter S. Voss


                                          Date:
------------------------------------           -------------------------
Pendleton P. White

                                          Date:
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


Henry L.P. Schmelzer                      Date:
------------------------------------           -------------------------


/s/ John A. Shane                         Date: March 20, 1993
------------------------------------           -------------------------
John A. Shane


                                          Date:
------------------------------------           -------------------------
Peter S. Voss


                                          Date:
------------------------------------           -------------------------
Pendleton P. White

                                          Date:
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


                                          Date:
------------------------------------           -------------------------
Henry L.P. Schmelzer


                                          Date:
------------------------------------           -------------------------
John A. Shane


/s/ Peter S. Voss                         Date: March 12, 1993
------------------------------------           -------------------------
Peter S. Voss

                                          Date:
------------------------------------           -------------------------
Pendleton P. White

                                          Date:
------------------------------------           -------------------------
Richard S. Humphrey, Jr.


                                          Date:
------------------------------------           -------------------------
Henry L.P. Schmelzer


                                          Date:
------------------------------------           -------------------------
John A. Shane


                                          Date:
------------------------------------           -------------------------
Peter S. Voss


/s/ Pendleton P. White                    Date: March 11, 1993
------------------------------------           -------------------------
Pendleton P. White